Strategic Growth Initiative in NYC: Acquisition of Gotham Bank of New York Investor Presentation Exhibit 99.2 January 18, 2012

Disclaimer
We make forward-looking statements in this presentation including, but not limited to, statements related to the price, timing and strategic and financial benefits of the pending transaction with Gotham Bank, as well as future expense savings, future synergies, and other future financial or business performance, conditions, strategies, expectations or goals.  All statements that are not descriptions of historical facts are forward-looking statements, based on management’s estimates, assumptions and projections that are subject to risks and uncertainties.  These statements can generally be identified by the use of forward-looking terminology such as “believes,” “expects,” “intends,” “may,” “will,” “should,” or “anticipates” or similar terminology.
Actual results could differ materially from those currently anticipated due to a number of factors, including among other things:  uncertainties as to whether or when our anticipated Gotham Bank acquisition will be consummated; Provident
Bank’s success in implementing its strategic, financial and operational initiatives and in successfully executing the Gotham
Bank acquisition, including the ability to timely and fully realize contemplated cost savings and revenues, extent of customer retention and generation, and difficulties in integrating operations within the periods, to the degree and at the cost anticipated; costs and availability of financing on favorable terms and future capital needs; and uncertainties associated with regulatory policies and approvals.
There are a number of additional important factors described in documents filed by the Provident New York Bancorp with the Securities and Exchange Commission and other factors that could cause our actual results to differ materially from those contemplated by such forward-looking statements. We undertake no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events. You should not place undue reliance on our forward-looking statements, which apply only as of the date of this presentation.

Transaction Overview
The acquisition of Gotham Bank of New York provides a strategic expansion into the metro New York
City market and provides a strong platform to grow our middle market business through both organic growth and M&A opportunities.
Gotham Bank is a one branch business bank in NYC with $169 million of loans and $335 million of deposits (as of September 30, 2011).  Gotham Bank is conservatively managed with strong credit quality.
Initiates the new Provident strategy in NYC in conjunction with the hiring of David Bagatelle and the deployment of middle-market banking teams.  Platform includes a core asset and deposit base, a long-term client base, advantageous location in midtown Manhattan and an initial legacy client relationship team.
Provides access to the lucrative NYC market and the potential to leverage existing clients and gain market positioning.
Attractive transaction economics: immediately accretive to earnings per share, limited dilution to tangible book value, earnback in 3 years and strong pro forma capital levels to support the growth strategy.
Good fit with the long term overall strategic plans of Provident.

Transaction Pricing & Structure
Merger consideration: 125% of adjusted tangible net worth near closing.  As of 9/30/11, tangible net worth at Gotham Bank was $31.5 million.
Core deposit premium estimated to be approximately 3.3% based on forecasted pro forma numbers at closing.
100% cash consideration.
Seller stock options: settled in cash to the extent unexercised.
Seller cash dividends: payable in ordinary course of business.
Termination fee payable by Gotham Bank: $2 million.
Anticipated Closing Date: Third Quarter.

Transaction Economics
Immediately accretive to earnings per share, excluding one-time transaction costs.
Tangible book value dilution of 5% at closing.  Pro forma TBV dilution earned back in 3 years versus
Provident’s estimated standalone TBV.
Targeted pro forma capital level greater than 8% (TCE / TA) at closing.
Expected cost savings in excess of 40%.  Ability to leverage expense base as growth strategy accelerates.
Targeted pro forma efficiency ratio in the lower 60%-range.
Note: Provident EPS forecasts based on FactSet median estimates of $0.37 for FY 2012 and $0.47 for FY 2013. The use of FactSet numbers is for illustrative purposes only; Provident does not adopt these estimates for any other purpose.

Jumbo Time
28%
Non-Interest
Bearing
23%
Brokered
21%
MMDA and
Savings
20%
Retail Time
8%
Total Deposits (9/30/11): $335M
Commercial &
Industrial
49%
Commercial
Real Estate
33%
Residential
Mortgage
8.5%
Multi-Family
7%
Construction /
Development
2%
Other
0.5%
Gross Loans (9/30/11): $169M
Strategic Rationale: Market-Entry Platform
Background on Gotham Bank Branch Location in Midtown Manhattan
Loan Composition Deposit Composition
New York state-chartered and Fed member
banking corporation established in 1980.
Thirty-year track record of profitability,
conservative management and strong credit
quality.
Strong deposit franchise with approximately
65% core deposits.
Robust C&I platform with strong growth
potential and strong client relationships.
Advantageous location in midtown Manhattan.

Focused Business Strategy
Gotham Bank is a healthy, sound institution that will serve as a platform to complement Provident’s expansion in the Greater New York metro area.
Grow organically through Provident’s team-based delivery model.
Continue to focus on opportunistic, strategic acquisitions.
Goal is to create the premier relationship-based business bank in the New York Metropolitan area.
David Bagatelle and his banking teams will lead our growth strategy in the Greater New York metro area.
Mr. Bagatelle was the Primary Founder, President and CEO of Herald National Bank and
Co-Founder and EVP of Signature Bank NY, two start-up New York middle market banks.
Prior to that, he was a senior executive at Republic National Bank.
Provident plans to hire 3 to 5 NYC-based banking teams which will be teamed up with the legacy Gotham relationship team to create a leading middle-market franchise.

Provident Bank

Liberty
Reservoir
Wawarsing
209
Hyde Park
Millbrook
Torring
52
Fallsburg
87
45
118
Chestnut Ridge
Kent
Harris
Poughkeepsie
178
Monticello
Gardiner
55
Plattekill
Beekman
Pine Bush
Watertow
Wurtsboro
Walden
New Milford
Pawling
6
Highland Lake
42
17
Newburgh
Patterson
202
Maybrook
Brookfield
Middletown
Vails Gate
22
84
Goshen
Oxfo
Shohola Falls
Port Jervis
West Point
Carmel
Danbury
Jefferson
Kiryas Joel
Valley
Florida
9W
Titicus
111
Montague
Reservoir
Ridgefield
58
Shelton
23
Ramapo
Peekskill
Warwick
Mountains
684
Lewisboro
7
Trumbull
17A
9
Dingmans Ferry
94
Thiells
Ossining
Bridgepor
Highland Lakes
Westport
New City
120
Branchville
Franklin
West Milford
Thornwood
Norwalk
Fairfield
Sparta
Spring
Merritt Pkwy
Newton
15
Mountains
Valley
287
Stamford
White Plains
Butler
Wyckoff
Port Chester
Norwood
Oradell Reservoir
Yonkers
Harrison
Hopatcong
Paterson
80
Wayne
Long Island
East Northport
Kenvil
Clifton
Fort Lee
New Rochelle
Hackettstown
Parsippany
46
Huntington
Smithtown
North Bergen
Glen Cove
Station
Bloomfield
295
206
106
110
Mendham
Livingston
Newark
3
Union City
Hicksville
Brentwood
Washington
Califon
Elmont
Summit
Levittown
West Babylon
Irvington
New York
Bedminster
Union
Hempstead
Lindenhurst
High Bridge
Westfield
Valley
Fire
Bayonne
27
Island
Plainfield
Elizabeth
Stream
Freeport
Natl
Seashore
Readington
287
Piscataway
Rahway
Carteret
Long Beach
Lower

Pro Forma Branch Map Provident Bank Gotham Bank 7

Provident Bank

[redacted]

[redacted]

[redacted]

Pro Forma Loan Composition

Commercial
Real Estate
35%
Residential
Mortgage
26%
Commercial &
Industrial
12%
Construction /
Development
10%
Home Equity
10%
Other
1%
Multi -Family
6%
Gross Loans (9/30/11): $1.7B
Commercial &
Industrial
49%
Commercial
Real Estate
33%
Residential
Mortgage
8.5%
Multi-Family
7%
Construction /
Development
2%
Other
0.5%
Gross Loans (9/30/11): $169M
Gotham Bank
Provident Bank
Pro Forma
Commercial
Real Estate
35%
Residential
Mortgage
24%
Commercial &
Industrial
15.5%
Construction /
Development
10%
Home Equity
9%
Other
0.5%
Multi-Family
6%
Gross Loans (Pro Forma): $1.9B

Provident Bank

[redacted]

[redacted]

[redacted]

Pro Forma Deposit Composition

MMDA and
Savings
58%
Non-Interest
Bearing
28%
Retail Time
10%
Jumbo Time
3%
Brokered
1%
Total Deposits (9/30/11): $2.3B
Jumbo Time
28%
Non-Interest
Bearing
23%
Brokered
21%
MMDA and
Savings
20%
Retail Time
8%
Total Deposits (9/30/11): $335M
Gotham Bank
Provident Bank
Pro Forma
MMDA and
Savings
53%
Non-Interest
Bearing
28%
Retail Time
9%
Jumbo Time
7%
Brokered
3%
Total Deposits (Pro Forma): $2.6B

Summary & the Path Forward
Gotham Bank will serve as Provident’s market-entry vehicle in New York City and the initial base for our growth strategy in this market along with the hiring of David Bagatelle and his NYC-based relationship banking teams.
Gotham has a record of profitability, conservative management and solid credit quality.
Attractive transaction economics: core deposit premium of approximately 3.3% at closing, immediately accretive to earnings per share and limited tangible book value dilution with earnback in 3 years.
Focused business strategy in the Greater New York metro area, utilizing Provident’s proven team-
based relationship delivery model.
Provident will use Gotham as the base for acquisition of banking teams and growth of the middle market segment in New York City.

Advisors to Parties
Provident New York Bancorp:
Legal: Arnold & Porter LLP
Financial: Endicott Financial Advisors, L.L.C.
Gotham Bank of New York:
Legal: Davis Polk & Wardwell LLP
Financial: Lutz Advisors Inc.